Exhibit 10.6
PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,080,000.00	12-30-2005	12-30-2020	3354188			2104
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Integrated BioSciences, Inc. (TIN: 11-3679944)	Lender:	COMMERCE BANK / HARRISBURG N.A.
	637 Lowther Road		COMMERCIAL BUSINESS DEPARTMENT
	Lewisberry, PA 17339		100 SENATE AVENUE
CAMP HILL, PA 17011
(717) 975-5630

Principal Amount: $1,080,000.00	Initial Rate: 8.750%	Date of Note: December 30, 2005
PROMISE TO PAY. Integrated BioSciences, Inc. (“Borrower”) promises to pay to COMMERCE BANK/HARRISBURG N.A. (“Lender”), or order, in lawful money of the United States of America, the principal amount of One Million Eighty Thousand & 00/100 Dollars ($1,080,000.00), together with interest on the unpaid principal balance from December 30, 2005, until paid in full.
PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 180 payments of $10,874.44 each payment. Borrower’s first payment is due January 30, 2006, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on December 30, 2020, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in the Money Rate Section of the Wall Street Journal. If a range of rates is published, the highest will be used. (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 7.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.500 percentage points over the Index, resulting in an initial rate of 8.750% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will be paid off by its original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.
PREPAYMENT PENALTY. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: Prepayment of any amount of the principal sum shall be subject to a penalty charge of 5% during the first year of amortization and declining 1% per year thereafter to par. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COMMERCE BANK/HARRISBURG N.A., LOAN SERVICING, PO BOX 1195 CAMP HILL, PA 17011-1195.
LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

PROMISSORY NOTE
Loan No.: 3354188	(Continued)	Page 2
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 3.500 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered.
DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.
Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.
Insecurity. Lender in good faith believes itself insecure.
Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
LENDER’S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

PROMISSORY NOTE
Loan No.: 3354188	(Continued)	Page 3
ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions. This Note has been accepted by Lender in the Commonwealth of Pennsylvania.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.
COLLATERAL. Borrower acknowledges this Note is secured by Blanket 1st lien priority security interest in all business assets.
POST CLOSING COMPLIANCE. Borrower agrees to execute, re-execute, cause a Guarantor(s) or other third party(ies) involved in the loan transaction to execute and/or re-execute and to deliver to Lender or its legal counsel, as may be deemed appropriate, any document or instrument signed in connection with the Loan which was incorrectly drafted and/or signed, as well as any document or instrument which should have been signed at or prior to the closing of the Loan, but which was not so signed and delivered. Borrower agrees to comply with any written request by Lender within ten (10) days after receipt by Borrower of such request. Failure to Borrower to so comply shall, at the option of Lender, upon notice to Borrower, constitute an event of default under the Loan.
COMMITMENT LETTER COMPLIANCE. This loan is contingent upon Borrower’s compliance with all of the terms and conditions in the commitment letter issued by Lender to Borrower on or about December 23, 2005. Upon breach of any term of condition therein Lender shall have the right to declare this loan in default and demand payment in full of the principal balance remaining unpaid, together with all interest, which shall have accrued thereon.
REQUIRED DEPOSIT ACCOUNT. Borrower and guarantor shall be required to establish and maintain primary deposit account relationship with Commerce Bank.
LOAN PURPOSE CONDITION. Funds will be used for machinery and equipment ($250,000), working capital ($100,000), the refinance of debt owed to PNC Bank ($178,000), accounts payable ($125,000), convertible debt/note payable to Brian and Shelly Lesher ($300,000), Inventory ($215,000), and fees and costs associated with this loan ($32,000). Upon final disbursement of loan funds, a copy of the Lender’s detailed loan settlement must be provided to USDA Rural Development as evidence that all funds were disbursed in amounts and for purposes outlined above.
PERCENTAGE OF GUARANTEE CONDITION. A 90% Guarantee will be issued.
INTEREST RATE CONDITION. The loan will be evidenced by 2 notes. The rates on both will be prime +1.5. The interest rate is to vary not more often than quarterly. The loan is to be fully amortized with monthly installments and no balloon payments.
COLLATERAL CONDITIONS. This loan is to be secured by a first lien on all of the Borrower’s machinery and equipment, including the items listed in the appraisal by Bernard M. Spencer, Senior Appraiser dated May 2, 2005 and all items financed with this B&I loan. A first lien will also be taken on inventory and accounts receivable. The Lender will not require compensating balances or other collateral as a means of eliminating the Lender’s exposure for the unguaranteed portion of the loan. The entire loan will be secured by the same security with equal lien priority for the guaranteed and unguaranteed portions of the loan. The unguaranteed portion of the loan will neither be paid first nor given any preference or priority over the guaranteed portion.
GUARANTOR CONDITION. In addition to the full liability of Integrated Biosciences Inc., Edward J. Paukovits, Jr. is to pledge a full and unconditional personal guarantee for the loan. An example of language that the Lender’s personal guarantee agreement must contain is as follows: “Guaranty: Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower’s present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender, including any amendments, extensions, modifications, renewals, or substitutions thereto (cumulatively “obligations”). Guarantor must pay all amounts due under the Note, when the Lender makes written demand upon guarantor.” Guarantor’s obligations under this Guaranty shall be unlimited and shall include all present or future obligations between Borrower and Lender (whether executed for the same or different purpose), together with all interest and all Lenders’ expenses and costs incurred in connection with the obligations.”.

PROMISSORY NOTE
Loan No.: 3354188	(Continued)	Page 4
INSURANCE CONDITIONS. 1.) Hazard insurance naming the Lender as beneficiary will be maintained in an amount at least equal to the outstanding loan balance or the replacement value (whichever is greater) of the collateral. Hazard insurance includes fire, windstorm, lightning, hail, explosion, riot, civil commotion, aircraft, vehicle, marine, smoke, builder’s risk during construction, and property damage. A Fidelity Bond is to be provided for the positions of officials who have access to the funds of the Borrower equal to the maximum funds on hand at any time, the Lender may waive this requirement however, if a loss was to occur due to theft of funds by an officer, the amount of the guarantee pay may be impacted. Worker’s Compensation must be carried in accordance with State law. 2.) Key person life insurance naming the Lender as beneficiary will be maintained on Edward J. Paukovits, Jr., in the amount of $1,200,000. Any proceeds of this policy shall be shared pro rata between the two notes evidencing this loan.
EQUITY CONDITION. A minimum of 10 percent tangible balance sheet equity will be required. Tangible balance sheet equity will be determined in accordance with Generally Accepted Accounting Principles and will not include subordinated debt or appraisal surplus. Prior to issuance of the Loan Note Guarantee, the Lender will provide USDA Rural Development with a pro forma balance sheet, prepared by an independent Certified Public Accountant, reflecting new debt and a certification that the Borrower meets the minimum tangible balance sheet equity requirement.
LOAN AGREEMENT CONDITIONS. A loan agreement between the Lender and Borrower will be executed which conforms to RD Instruction 4279-B, ° 4279.161(b) (11), as outlined below: a.) The Borrower will provide reviewed financial statements annually, prepared by a Certified Public Accountant in accordance with Generally Accepted Accounting Principles for the next fiscal year, and submit them to the Lender within 90 days of the business’ fiscal yearend. Financial statements will contain, at a minimum, a balance sheet, and a profit and loss statement reflecting the financial condition of the Borrower as of its yearend. The Lender is responsible for obtaining all required financial statements from the Borrower, analyzing them, and providing copies of statements with a detailed written analysis to USDA Rural Development within 120 days. b.) All personal guarantors of this loan must provide compiled financial statements to the Lender within 90 days of guarantor’s fiscal or calendar year. c.) The Borrower shall not co-sign or otherwise becoming liable for obligations or liabilities of others without the written concurrence of the Lender. d.) Dividend payments will be limited to an amount that, when taken, will not adversely affect the repayment ability of the Borrower. No dividend payments will be made unless (1) an after-tax profit was made in the preceding fiscal year, (2) the Borrower is and will remain in compliance with covenants of the Loan Agreement and Conditional Commitment, (3) all Borrower debts are paid to a current status, and (4) prior written concurrence of the Lender is obtained. This is not intended to apply to dividend payments to cover personal tax liability resulting from profitability of the business. e.) Borrower shall not invest in additional fixed asset purchases in an annual aggregate of more than $50,000 without the written concurrence of the Lender. Borrower will not lease, sell, transfer, or otherwise encumber fixed assets without the concurrence of the Lender. Disposition of fixed assets serving as collateral for this loan must also have the concurrence of USDA Rural Development. f.) Compensation of officers and owners will be limited to an amount that, when taken, will not adversely affect the repayment ability of the Borrower. This amount may not be increased year to year unless (1) an after-tax profit was made in the preceding fiscal year, (2) the Borrower is and will remain in compliance with covenants of the Loan Agreement and Conditional Commitment, (3) all Borrower debts are paid to a current status, and (4) prior written concurrence of the Lender is obtained. g.) Borrower shall not permit the ratio of its Funded Debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) minus distributions to shareholders and extraordinary gains to exceed a ratio of 1.20:1.00 measured annually by Lender from the Borrower’s annual financial statements prepared by its certified public accountants. Lender’s determination of the ratio shall be final and controlling in all events. As used herein, the term “Funded Debt” shall mean indebtedness owed by Borrower to and secured in favor of banks and other institutional Lenders. h.) Borrower shall not enter into any merger or consolidation or sell the business without prior written concurrence of the Lender. i.) Outside investment and loans/advances to stockholders, owners, officers, or affiliates require the prior written consent of the Lender. Loans from stockholders, owners, officers, or affiliates must subordinated to the guaranteed loan or converted to stock. No payments are to be made on these debts unless the B&I loan is current and in good standing.

PROMISSORY NOTE
Loan No.: 3354188	(Continued)	Page 5
GUARANTEE CLOSING CONDITIONS. Prior to issuance of the guarantee, the Lender will provide USDA Rural Development with the following: a.) A guarantee fee of $21,600 = ($1,200,000 x 90% x 2%) made payable to the U.S. Treasury. b.) An executed Form RD 4279-4, “Lender’s” Agreement.” c.) A Loan Agreement, signed by the Borrower and Lender, that contains loan conditions set forth by the Agency, including any from the National Office. d.) Written certification that the 15 conditions set forth in RD Instruction 4279-B, ° 4279.181, have been met. e.) A copy of the executed loan and security instruments, with documentation of lien position, and evidence of the hazard and key person life insurance coverage required above. Documents include, but are not limited to, title opinions, title insurance policies, UCC filings, UCC searches, promissory note(s), mortgage(s), etc. f.) A current (not more than 90 days old) balance sheet for the business prepared by a Certified Public Accountant in accordance with Generally Accepted Accounting Principles. The balance sheet must reflect the business’ post-loan closing status. The business must have a tangible balance sheet equity position of no less than 10 percent at the time the Loan Note Guarantee is issued. g.) The Lender is required to hold in its own portfolio or retain a minimum of 5 percent of the total guaranteed loan amount. The amount required to be retained must be of the unguaranteed portion of the loan and cannot be participated to another. The Lender may sell the remaining amount of the unguaranteed portion of the loan only through participation. h.) Agency personnel and any person(s) accompanying Agency personnel shall be authorized to enter upon the premises and into any building thereon, whether permanent or temporary, jointly or separately, with personnel of the Lender to carry out the functions involving their interests. Scheduled and unscheduled inspections may be conducted by these personnel to determine the effectiveness of the loan program. i.) The Lender will always retain the responsibility for loan servicing and for notifying the Agency of any violations of the terms of the Loan Agreement or Conditional Commitment. Agency regulations require the Lender to provide a loan classification, with justification, for each loan. Whenever there is a change in the loan that would impact the original classification, a revised classification will be completed and sent to the Agency. The Lender will arrange with the Borrower and the Agency for a visit during the first year and, at a minimum, every three years thereafter. Lender visits will be conducted by the Agency at least annually. j.) Commerce Bank/Harrisburg, NA, (Lender) certifies by accepting this Conditional Commitment for a $1,080,000 guarantee the Lender understands that the intent of RD Instruction 4279-B, section 4279.181(m), is that no adverse change may occur during the period of time from Agency issuance of the Conditional Commitment to issuance of the Loan Note Guarantee relating to Integrated Biosciences, Inc.(Borrower) regardless of the cause or causes of the change and whether the change or cause(s) of the change were within the Lender’s or Borrower’s control. Prior to each disbursement, Lender shall be in receipt of satisfactory evidence that there has been no unremedied adverse change in the financial or any other condition of the Borrower since the date of the application or since any preceding disbursements which would warrant withholding or not making further disbursements. k.) Integrated Biosciences, Inc, by accepting Form 4279-3, “Conditional Commitment,” certifies that it is not delinquent on any Federal debt. l.) By signing this Conditional Commitment, the Lender and Borrower certify that they understand and accept the conditions outlined herein.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COMMERCE BANK/HARRISBURG N.A. LOAN SERVICING PO BOX 1195 CAMP HILL, PA 17011-1195.
GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral or impair, fail to realize upon or perfect Lender’s security interest in the collateral and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

PROMISSORY NOTE
Loan No.: 3354188	(Continued)	Page 6
CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY’S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER’S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.
THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.
BORROWER:

INTEGRATED BIOSCIENCES. INC.

By:	/s/ Edward J. Paukovits, Jr.	(Seal)
Edward J. Paukovits, Jr., President, of Integrated BioSciences, Inc.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188
BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,080,000.00	12-30-2005	12-30-2020	3354188			2104
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Integrated BioSciences, Inc. (TIN: 11-3679944)	Lender:	COMMERCE BANK / HARRISBURG N.A.
	637 Lowther Road		COMMERCIAL BUSINESS DEPARTMENT
	Lewisberry, PA 17339		100 SENATE AVENUE
CAMP HILL, PA 17011
(717) 975-5630

Principal Amount: $1,080,000.00	Initial Rate: 8.750%	Date of Note: December 30, 2005
THIS BUSINESS LOAN AGREEMENT dated December 30, 2005, is made and executed between Integrated BioSciences. Inc. (“Borrower”) and COMMERCE BANK/HARRISBURG N.A. (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement (“Loan”). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.
TERM. This Agreement shall be effective as of December 30,2005, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.
CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.
Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.
Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.
Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.
Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.
No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:
Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 637 Lowther Road, Lewisberry, PA 17339. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities.
Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.
Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.
Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.
Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.
Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last live (5) years.
Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.
Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.
Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.
Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.
AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:
Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.
Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.
Financial Statements. Furnish Lender with the following:
Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower’s balance sheet and income statement for the year ended, compiled by a certified public accountant satisfactory to Lender.
Tax Returns. As soon as available, but in no event later than one-hundred-twenty (120) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by a professional accountant satisfactory to Lender.
All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.
Additional Information. Furnish such additional information and statements, as Lender may request from time to time.
Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such fender’s loss payable or other endorsements as Lender may require.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.
Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender’s forms, and in the amount and under the conditions set forth in those guaranties.

Name of Guarantor	Amount

Edward J. Paukovits, Jr.	Unlimited
Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.
Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.
Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessment taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits.
Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.
Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.
Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.
Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.
Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.
Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower’s chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.
Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.
LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.
NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:
Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts, except to Lender.
Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower’s stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a “Subchapter S Corporation” (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower’s stock, or purchase or retire any of Borrower’s outstanding shares or alter or amend Borrower’s capital structure.
Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.
Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.
CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.
DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Payment Default. Borrower fails to make any payment when due under the Loan.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies on a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.
Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.
Insecurity. Lender in good faith believes itself insecure.
Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default:
(1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.
POST CLOSING COMPLIANCE. Borrower agrees to execute, re-execute, cause a Guarantor(s) or other third party(ies) involved in the loan transaction to execute and/or re-execute and to deliver to Lender or its legal counsel, as may be deemed appropriate, any document or instrument signed in connection with the Loan which was incorrectly drafted and/or signed, as well as any document or instrument which should have been signed at or prior to the closing of the Loan, but which was not so signed and delivered. Borrower agrees to comply with any written request by Lender within ten (10) days after receipt by Borrower of such request. Failure to Borrower to so comply shall, at the option of Lender, upon notice to Borrower, constitute an event of default under the Loan.
COMMITMENT LETTER COMPLIANCE. This loan is contingent upon Borrower’s compliance with all of the terms and conditions in the commitment letter issued by Lender to Borrower on or about December 23, 2005. Upon breach of any term of condition therein Lender shall have the right to declare this loan in default and demand payment in full of the principal balance remaining unpaid, together with all interest, which shall have accrued thereon.
REQUIRED DEPOSIT ACCOUNT. Borrower and guarantor shall be required to establish and maintain primary deposit account relationship with Commerce Bank.
LOAN PURPOSE CONDITION. Funds will be used for machinery and equipment ($250,000), working capital ($100,000), the refinance of debt owed to PNC Bank ($178,000), accounts payable ($125,000), convertible debt/note payable to Brian and Shelly Lesher ($300,000), Inventory ($215,000), and fees and costs associated with this loan ($32,000). Upon final disbursement of loan funds, a copy of the Lender’s detailed loan settlement must be provided to USDA Rural Development as evidence that all funds were disbursed in amounts and for purposes outlined above.
PERCENTAGE OF GUARANTEE CONDITION. A 90% Guarantee will be issued.
INTEREST RATE CONDITION. The loan will be evidenced by 2 notes. The rates on both will be prime +1.5. The interest rate is to vary not more often than quarterly. The loan is to be fully amortized with monthly installments and no balloon payments.
COLLATERAL CONDITIONS. This loan is to be secured by a first lien on all of the Borrower’s machinery and equipment, including the items listed in the appraisal by Bernard M. Spencer, Senior Appraiser dated May 2, 2005 and all items financed with this B&I loan. A first lien will also be taken on inventory and accounts receivable. The Lender will not require compensating balances or other collateral as a means of eliminating the Lender’s exposure for the unguaranteed portion of the loan. The entire loan will be secured by the same security with equal lien priority for the guaranteed and unguaranteed portions of the loan. The unguaranteed portion of the loan will neither be paid first nor given any preference or priority over the guaranteed portion.
GUARANTOR CONDITION. In addition to the full liability of Integrated Biosciences Inc., Edward J. Paukovits, Jr. is to pledge a full and unconditional personal guarantee for the loan. An example of language that the Lender’s personal guarantee agreement must contain is as follows: “Guaranty: Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower’s present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender, including any amendments, extensions, modifications, renewals, or substitutions thereto (cumulatively “obligations”). Guarantor must pay all amounts due under the Note, when the Lender makes written demand upon guarantor.” Guarantor’s obligations under this Guaranty shall be unlimited and shall include all present or future obligations between Borrower and Lender (whether executed for the same or different purpose), together with all interest and all Lenders’ expenses and costs incurred in connection with the obligations.”

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
INSURANCE CONDITIONS. 1.) Hazard insurance naming the Lender as beneficiary will be maintained in an amount at least equal to the outstanding loan balance or the replacement value (whichever is greater) of the collateral. Hazard insurance includes fire, windstorm, lightning, hail, explosion, riot, civil commotion, aircraft, vehicle, marine, smoke, builder’s risk during construction, and property damage. A Fidelity Bond is to be provided for the positions of officials who have access to the funds of the Borrower equal to the maximum funds on hand at any time, the Lender may waive this requirement however, if a loss was to occur due to theft of funds by an officer, the amount of the guarantee payment may be impacted. Worker’s Compensation must be carried in accordance with State law. 2.) Key person life insurance naming the Lender as beneficiary will be maintained on Edward J. Paukovits, Jr., in the amount of $1,200,000. Any proceeds of this policy shall be shared pro rata between the two notes evidencing this loan.
EQUITY CONDITION. A minimum of 10 percent tangible balance sheet equity will be required. Tangible balance sheet equity will be determined in accordance with Generally Accepted Accounting Principles and will not include subordinated debt or appraisal surplus. Prior to issuance of the Loan Note Guarantee, the Lender will provide USDA Rural Development with a pro forma balance sheet, prepared by an independent Certified Public Accountant, reflecting new debt and a certification that the Borrower meets the minimum tangible balance sheet equity requirement.
LOAN AGREEMENT CONDITIONS. A loan agreement between the Lender and Borrower will be executed which conforms to RD Instruction 4279-B, ° 4279.161(b) (11), as outlined below: a.) The Borrower will provide reviewed financial statements annually, prepared by a Certified Public Accountant in accordance with Generally Accepted Accounting Principles for the next fiscal year, and submit them to the Lender within 90 days of the business’ fiscal yearend. Financial statements will contain, at a minimum, a balance sheet, and a profit and loss statement reflecting the financial condition of the Borrower as of its yearend. The Lender is responsible for obtaining all required financial statements from the Borrower, analyzing them, and providing copies of statements with a detailed written analysis to USDA Rural Development within 120 days. b.) All personal guarantors of this loan must provide compiled financial statements to the Lender within 90 days of guarantor’s fiscal or calendar year. c.) The Borrower shall not co-sign or otherwise becoming liable for obligations or liabilities of others without the written concurrence of the Lender, d.) Dividend payments will be limited to an amount that, when taken, will not adversely affect the repayment ability of the Borrower. No dividend payments will be made unless (1) an after-tax profit was made in the preceding fiscal year, (2) the Borrower is and will remain in compliance with covenants of the Loan Agreement and Conditional Commitment, (3) all Borrower debts are paid to a current status, and (4) prior written concurrence of the Lender is obtained. This is not intended to apply to dividend payments to cover personal tax liability resulting from profitability of the business. e.) Borrower shall not invest in additional fixed asset purchases in an annual aggregate of more than $50,000 without the written concurrence of the Lender. Borrower will not lease, sell, transfer, or otherwise encumber fixed assets without the concurrence of the Lender. Disposition of fixed assets serving as collateral for this loan must also have the concurrence of USDA Rural Development. f.) Compensation of officers and owners will be limited to an amount that, when taken, will not adversely affect the repayment ability of the Borrower. This amount may not be increased year to year unless (1) an after-tax profit was made in the preceding fiscal year, (2) the Borrower is and will remain in compliance with covenants of the Loan Agreement and Conditional Commitment, (3) all Borrower debts are paid to a current status, and (4) prior written concurrence of the Lender is obtained. g.) Borrower shall not permit the ratio of its Funded Debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) minus distributions to shareholders and extraordinary gains to exceed a ratio of 1.20:1.00 measured annually by Lender from the Borrower’s annual financial statements prepared by its certified public accountants. Lender’s determination of the ratio shall be final and controlling in all events. As used herein, the term “Funded Debt” shall mean indebtedness owed by Borrower to and secured in favor of banks and other institutional Lenders h.) Borrower shall not enter into any merger or consolidation or sell the business without prior written concurrence of the Lender. i.) Outside investment and loans/advances to stockholders, owners, officers, or affiliates require the prior written consent of the Lender. Loans from stockholders, owners, officers, or affiliates must be subordinated to the guaranteed loan or converted to stock. No payments are to be made on these debts unless the B&I loan is current and in good standing.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
GUARANTEE CLOSING CONDITIONS. Prior to issuance of the guarantee, the Lender will provide USDA Rural Development with the following: a.) A guarantee fee of $21,600 = ($1,200,000 x 90% x 2%) made payable to the U.S. Treasury, b.) An executed Form RD 4279-4, “Lender’s Agreement.” c.) A Loan Agreement, signed by the Borrower and Lender, that contains loan conditions set forth by the Agency, including any from the National Office, d.) Written certification that the 15 conditions set forth in RD Instruction 4279-B, ° 4279.181, have been met. e.) A copy of the executed loan and security instruments, with documentation of lien position, and evidence of the hazard and key person life insurance coverage required above. Documents include, but are not limited to, title opinions, title insurance policies, UCC filings, UCC searches, promissory note(s), mortgage(s), etc. f.) A current (not more than 90 days old) balance sheet for the business prepared by a Certified Public Accountant in accordance with Generally Accepted Accounting Principles. The balance sheet must reflect the business’ post-loan closing status. The business must have a tangible balance sheet equity position of no less than 10 percent at the time the Loan Note Guarantee is issued. g.) The Lender is required to hold in its own portfolio or retain a minimum of 5 percent of the total guaranteed loan amount. The amount required to be retained must be of the unguaranteed portion of the loan and cannot be participated to another. The Lender may sell the remaining amount of the unguaranteed portion of the loan only through participation, h.) Agency personnel and any person(s) accompanying Agency personnel shall be authorized to enter upon the premises and into any building thereon, whether permanent or temporary, jointly or separately, with personnel of the Lender to carry out the functions involving their interests. Scheduled and unscheduled inspections may be conducted by these personnel to determine the effectiveness of the loan program. i.) The Lender will always retain the responsibility for loan servicing and for notifying the Agency of any violations of the terms of the Loan Agreement or Conditional Commitment, Agency regulations require the Lender to provide a loan classification, with justification, for each loan. Whenever there is a change in the loan that would impact the original classification, a revised classification will be completed and sent to the Agency, The Lender will arrange with the Borrower and the Agency for a visit during the first year and, at a minimum, every three years thereafter. Lender visits will be conducted by the Agency at least annually, j.) Commerce Bank/Harrisburg, NA, (Lender) certifies by accepting this Conditional Commitment for a $1,080,000 guarantee the Lender understands that the intent of RD Instruction 4279-B, section 4279.181 (m), is that no adverse change may occur during the period of time from Agency issuance of the Conditional Commitment to issuance of the Loan Note Guarantee relating to Integrated Biosciences, Inc.(Borrower) regardless of the cause or causes of the change and whether the change or cause(s) of the change were within the Lender’s or Borrower’s control. Prior to each disbursement, Lender shall be in receipt of satisfactory evidence that there has been no unremedied adverse change in the financial or any other condition of the Borrower since the date of the application or since any preceding disbursements which would warrant withholding or not making further disbursements, k.) Integrated Biosciences, Inc, by accepting Form 4279-3, “Conditional Commitment,” certifies that it is not delinquent on any Federal debt. I.) By signing this Conditional Commitment, the Lender and Borrower certify that they understand and accept the conditions outlined herein.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Lean, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have ail the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the Commonwealth of Pennsylvania.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided by applicable law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.
Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable, if the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.
Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.
Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.
Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, ail such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.
Time is of the Essence. Time is of the essence in the performance of this Agreement.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:
Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.
Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.
Borrower. The word “Borrower” means Integrated BioSciences, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.
Environmental Laws. The words “Environmental Laws” mean any and ail state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.
Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.
GAAP. The word “GAAP” means generally accepted accounting principles.
Grantor. The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.
Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.
Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.
Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.
Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.
Lender. The word “Lender” means COMMERCE BANK/HARRISBURG N.A., its successors and assigns.
Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

BUSINESS LOAN AGREEMENT
Loan No.: 3354188	(Continued)
Note. The word “Note” means the Note executed by Integrated BioSciences, Inc. in the principal amount of $1,080,000.00 dated December 30, 2005, together with ail renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Permitted Liens. The words “Permitted Liens” mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.
Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.
Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.
BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED DECEMBER 30, 2005.
THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

INTEGRATED BIOSCIENCES. INC.
By:	/s/ Edward J. Paukovits, Jr. Edward J. Paukovits, Jr., President, of Integrated BioSciences, Inc.	(Seal)

LENDER:

COMMERCE BANK/HARRISBURG N.A.

By:	/s/ Michael J. Bunn	(Seal)
Authorized Signer